Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
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Commitments and Contingencies
37.	Commitments and Contingencies
(1)    Collateral assets and commitments
SK Broadband Co., Ltd., a subsidiary of the Parent Company, has pledged its properties as collateral for leases on buildings in the amount of ￦4,013 million as of December 31, 2019.
In addition, Life & Security Holdings Co., Ltd., a subsidiary of the Parent Company, has pledged its shares of ADT CAPS Co., Ltd., CAPSTEC Co., Ltd. and ADT SECURITY Co., Ltd. for the long-term borrowings with a face value of ￦1,900,000 million as of December 31, 2019.
(2)    Legal claims and litigations
As of December 31, 2019 the Group is involved in various legal claims and litigation. Provision recognized in relation to these claims and litigation is immaterial. In connection with those legal claims and litigation for which no provision was recognized, management does not believe the Group has a present obligation, nor is it expected any of these claims or litigation will have a significant impact on the Group’s financial position or operating results in the event an outflow of resources is ultimately necessary.
Meanwhile, the pending litigation over the validity of partnership contract that SK Planet Co., Ltd., a subsidiary of the Parent Company, was involved as the defendant (Plaintiff: Nonghyup Bank) was settled by the agreement between the parties during the year ended December 31, 2018. As a result of the settlement, the credit card business partnership between the SK Planet Co., Ltd. and Nonghyup Bank will be maintained until April 2021, and the SK Planet Co., Ltd. is obligated to pay the commission fees based on the customers’ credit card usage until September 2021, the expiration date of the credit cards. The Group determined that the contract and the subsidiary agreements meet the definition of an onerous contract according to IAS 37, for which the Group recognized provisions with the best estimate of the expenditure required to settle the present obligation at the end of the reporting period. In this regard, ￦32,104 million and ￦18,018 million are recognized as current provisions and non-current
provisions, respectively as of December 31, 2019.
(3)    Accounts receivable from sale of handsets
The sales agents of the Parent Company sell handsets to the Parent Company’s subscribers on an installment basis. The Parent Company entered into comprehensive agreements to purchase accounts receivable from handset sales with retail stores and authorized dealers and to transfer the accounts receivable from handset sales to special purpose companies which were established with the purpose of liquidating receivables, respectively.
The accounts receivable from sale of handsets amounting to ￦646,837 million as of December 31, 2019 which the Parent Company purchased according to the relevant comprehensive agreement are recognized as accounts receivable — other and long-term accounts receivable — other.
(4) On April 26, 2019, the board of directors of SK Broadband Co., Ltd., a subsidiary of the Parent Company resolved to approve SK Broadband Co., Ltd.’s merger with Tbroad Co., Ltd., Tbroad Dongdaemun Broadcasting Co., Ltd. and Korea Digital Cable Media Center Co., Ltd. in order to strengthen the competitiveness and enhance the synergy as a comprehensive media company. SK Broadband Co., Ltd. will merge Tbroad Co., Ltd., Tbroad Dongdaemun Broadcasting Co., Ltd. and Korea Digital Cable Media Center Co., Ltd. which are planned to be merged and dissolved on the date of merger expected to be April 30, 2020. The Group obtained a conditional approval from regulatory authorities on January 21, 2020.